Exhibit 99(1)
News Release	HESS CORPORATION Investor Contact: Jay Wilson (212) 536-8940 Media Contact: Jon Pepper (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE THIRD QUARTER OF 2011

Third Quarter Highlights:

●	Net income was $298 million, compared with $1,154 million in the third quarter of 2010
●	Net income excluding items affecting comparability between periods was $379 million, compared with $429 million in the third quarter of 2010
●	Net cash provided by operating activities was $1,022 million, down from $1,246 million in the third quarter of 2010
●	Oil and gas production was 344,000 barrels of oil equivalent per day, compared with 413,000 in the third quarter of 2010
●	Capital and exploratory expenditures were $2,550 million, including $902 million for acquisitions, up from $1,567 million in the third quarter of 2010

NEW YORK, October 26, 2011 -- Hess Corporation (NYSE: HES) reported net income of $298 million for the third quarter of 2011 compared with $1,154 million for the third quarter of 2010.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2011	2010	2011	2010
	(In millions, except per share amounts)
Exploration and Production	$422	$1,277	$2,148	$2,316
Marketing and Refining	(23)	(38)	(23)	30
Corporate	(44)	(26)	(114)	(116)
Interest expense	(57)	(59)	(177)	(163)
Net income attributable to Hess Corporation	$298	$1,154	$1,834	$2,067

Net income per share (diluted)	$.88	$3.52	$5.40	$6.31

Weighted average number of shares (diluted)	340.2	327.6	339.8	327.3

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $422 million in the third quarter of 2011 compared with $1,277 million in the third quarter of 2010.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $85.81 per barrel, up from $64.81 per barrel in the third quarter of 2010. The average worldwide natural gas selling price of $5.74 per Mcf in the third quarter of 2011 was comparable with the selling price for the same quarter a year ago.  Third quarter oil and gas production was 344,000 barrels of oil equivalent per day, down from 413,000 barrels of oil equivalent per day in the third quarter a year ago, due to production interruptions in Libya and at the Valhall and Llano fields, the sale of certain natural gas assets in the United Kingdom North Sea in February and natural field declines, partially offset by higher production from the Bakken oil shale play in North Dakota.

Marketing and Refining generated a loss of $23 million in the third quarter of 2011 compared with a loss of $38 million in the same period in 2010.  Refining operations incurred a loss of $38 million in the third quarter of 2011 compared with a loss of $50 million in the year ago quarter.  Marketing earnings of $41 million were comparable to the earnings for the third quarter of 2010.  Trading activities generated a loss of $26 million in the third quarter of 2011 and a loss of $28 million in the third quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting the comparability of earnings between periods:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2011	2010	2011	2010
	(Millions of dollars)
Exploration and Production	$(81)	$725	$244	$783
Corporate	-	-	-	(7)
	$(81)	$725	$244	$776

Third quarter 2011 results include after-tax impairment charges of $140 million that resulted from increases to the Corporation’s abandonment liabilities, primarily for non-producing properties.  A charge of $44 million was also recorded as a result of the third quarter enactment of an additional 12 percent supplementary tax on petroleum operations in the United Kingdom with an effective date of March 24, 2011.  The charge consists of incremental income tax of $15 million on earnings from the effective date to the end of the second quarter and a charge of $29 million to increase the United Kingdom deferred tax liability.  The results also include after-tax gains of $103 million from the sales of the Corporation’s interests in the Snorre Field, offshore Norway, and the Cook Field in the United Kingdom North Sea.

Net cash provided by operating activities was $1,022 million in the third quarter of 2011, compared with $1,246 million in the same quarter of 2010.  Capital and exploratory expenditures were $2,550 million, of which $2,517 million related to Exploration and Production operations, including $902 million for acreage acquisitions in the Utica Shale play in eastern Ohio and in the Kurdistan region of Iraq.  Capital and exploratory expenditures for the third quarter of 2010 were $1,567 million, of which $1,548 million related to Exploration and Production operations.

At September 30, 2011, cash and cash equivalents totaled $827 million compared with $1,608 million at December 31, 2010.  Total debt was $5,592 million at September 30, 2011 and $5,583 million at December 31, 2010.  The Corporation’s debt to capitalization ratio at September 30, 2011 was 22.8 percent compared with 24.9 percent at the end of 2010.

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2011	2010	2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$8,665	$7,864	$9,853
Income (loss) from equity investment in HOVENSA L.L.C.	(36)	(83)	(49)
Other, net	97	1,172	2

Total revenues and non-operating income	8,726	8,953	9,806

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,181	5,330	6,841
Production expenses	609	475	599
Marketing expenses	266	232	247
Exploration expenses, including dry holes
and lease impairment	199	225	257
Other operating expenses	43	39	42
General and administrative expenses	177	151	174
Interest expense	94	94	97
Depreciation, depletion and amortization	586	584	588
Asset impairments	358	532	-

Total costs and expenses	8,513	7,662	8,845

Income before income taxes	213	1,291	961
Provision (benefit) for income taxes	(54)	200	392

Net income	267	1,091	569
Less: Net income (loss) attributable to noncontrolling interests	(31)	(63)	(38)
Net income attributable to Hess Corporation	$298	$1,154	$607

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(2)	$(5)	$(2)
Capitalized interest	4	1	2

Cash Flow Information
Net cash provided by operating activities (*)	$1,022	$1,246	$1,689

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,600	$379	$793
International	917	1,169	676

Total Exploration and Production	2,517	1,548	1,469
Marketing, Refining and Corporate	33	19	21

Total Capital and Exploratory Expenditures	$2,550	$1,567	$1,490

Exploration expenses charged to income included above
United States	$48	$46	$56
International	68	59	59

	$116	$105	$115

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Nine Months
	2011	2010
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$28,733	$24,855
Income (loss) from equity investment in HOVENSA L.L.C.	(133)	(174)
Other, net	447	1,242

Total revenues and non-operating income	29,047	25,923

Costs and Expenses
Cost of products sold (excluding items shown separately below)	20,062	17,186
Production expenses	1,739	1,392
Marketing expenses	796	730
Exploration expenses, including dry holes
and lease impairment	769	548
Other operating expenses	127	171
General and administrative expenses	515	465
Interest expense	290	261
Depreciation, depletion and amortization	1,732	1,684
Asset impairments	358	532

Total costs and expenses	26,388	22,969

Income before income taxes	2,659	2,954
Provision (benefit) for income taxes	849	899

Net income	1,810	2,055
Less: Net income (loss) attributable to noncontrolling interests	(24)	(12)
Net income attributable to Hess Corporation	$1,834	$2,067

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(7)	$(10)
Capitalized interest	8	3

Cash Flow Information
Net cash provided by operating activities (*)	$3,846	$3,052

Capital and Exploratory Expenditures
Exploration and Production
United States	$2,933	$1,115
International	2,226	2,204

Total Exploration and Production	5,159	3,319
Marketing, Refining and Corporate	67	72

Total Capital and Exploratory Expenditures	$5,226	$3,391

Exploration expenses charged to income included above
United States	$146	$108
International	189	132

	$335	$240

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	September 30,	December 31,
	2011	2010
Balance Sheet Information

Cash and cash equivalents	$827	$1,608
Other current assets	6,652	7,172
Investments	391	443
Property, plant and equipment – net	24,167	21,127
Other long-term assets	5,302	5,046
Total assets	$37,339	$35,396

Current maturities of long-term debt	$44	$46
Other current liabilities	6,562	7,567
Long-term debt	5,548	5,537
Other long-term liabilities	6,271	5,437
Total equity excluding other comprehensive income (loss)	19,781	17,968
Accumulated other comprehensive income (loss)	(867)	(1,159)
Total liabilities and equity	$37,339	$35,396

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Third Quarter 2011
	United
	States	International	Total
Sales and other operating revenues	$830	$1,307	$2,137
Other, net	4	93	97

Total revenues and non-operating income	834	1,400	2,234
Costs and Expenses
Production expenses, including related taxes	174	435	609
Exploration expenses, including dry holes
and lease impairment	120	79	199
General, administrative and other expenses	44	27	71
Depreciation, depletion and amortization	209	355	564
Asset impairments	16	342	358

Total costs and expenses	563	1,238	1,801

Results of operations before income taxes	271	162	433
Provision (benefit) for income taxes	108	(97)	11

Results of operations attributable to Hess Corporation	$163	$259	$422

	Third Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$622	$1,657	$2,279
Other, net	(2)	1,159	1,157

Total revenues and non-operating income	620	2,816	3,436
Costs and Expenses
Production expenses, including related taxes	117	358	475
Exploration expenses, including dry holes
and lease impairment	105	120	225
General, administrative and other expenses	37	32	69
Depreciation, depletion and amortization	172	388	560
Asset impairments	-	532	532

Total costs and expenses	431	1,430	1,861

Results of operations before income taxes	189	1,386	1,575
Provision (benefit) for income taxes	71	227	298

Results of operations attributable to Hess Corporation	$118	$1,159	$1,277

	Second Quarter 2011
	United
	States	International	Total
Sales and other operating revenues	$858	$1,840	$2,698
Other, net	(13)	8	(5)

Total revenues and non-operating income	845	1,848	2,693
Costs and Expenses
Production expenses, including related taxes	179	420	599
Exploration expenses, including dry holes
and lease impairment	128	129	257
General, administrative and other expenses	49	27	76
Depreciation, depletion and amortization	166	387	553
Asset impairments	-	-	-

Total costs and expenses	522	963	1,485

Results of operations before income taxes	323	885	1,208
Provision (benefit) for income taxes	120	341	461

Results of operations attributable to Hess Corporation	$203	$544	$747

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Nine Months 2011
	United
	States	International	Total
Sales and other operating revenues	$2,434	$5,014	$7,448
Other, net	(10)	446	436

Total revenues and non-operating income	2,424	5,460	7,884
Costs and Expenses
Production expenses, including related taxes	490	1,249	1,739
Exploration expenses, including dry holes
and lease impairment	357	412	769
General, administrative and other expenses	141	90	231
Depreciation, depletion and amortization	527	1,127	1,654
Asset impairments	16	342	358

Total costs and expenses	1,531	3,220	4,751

Results of operations before income taxes	893	2,240	3,133
Provision (benefit) for income taxes	340	645	985

Results of operations attributable to Hess Corporation	$553	$1,595	$2,148

	Nine Months 2010
	United
	States	International	Total
Sales and other operating revenues	$1,774	$4,678	$6,452
Other, net	2	1,223	1,225

Total revenues and non-operating income	1,776	5,901	7,677
Costs and Expenses
Production expenses, including related taxes	346	1,046	1,392
Exploration expenses, including dry holes
and lease impairment	243	305	548
General, administrative and other expenses	105	96	201
Depreciation, depletion and amortization	465	1,148	1,613
Asset impairments	-	532	532

Total costs and expenses	1,159	3,127	4,286

Results of operations before income taxes	617	2,774	3,391
Provision (benefit) for income taxes	232	843	1,075

Results of operations attributable to Hess Corporation	$385	$1,931	$2,316

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2011	2010	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	82	78	77
Europe	68	82	93
Africa	59	117	66
Asia	15	13	12
Total	224	290	248

Natural gas liquids - barrels
United States	13	15	13
Europe	3	3	3
Asia	1	-	1
Total	17	18	17

Natural gas - mcf
United States	102	120	100
Europe	55	104	72
Asia and other	458	406	471
Total	615	630	643
Barrels of oil equivalent	344	413	372

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$95.12	$71.92	$106.62
Europe	65.92	57.28	87.75
Africa	89.41	64.78	97.74
Asia	112.31	75.95	113.44
Worldwide	85.81	64.81	97.20

Crude oil - per barrel (excluding hedging)
United States	$95.12	$71.92	$106.62
Europe	65.92	57.28	87.75
Africa	113.03	75.70	118.19
Asia	112.31	75.95	113.44
Worldwide	92.33	69.47	102.73

Natural gas liquids - per barrel
United States	$57.72	$43.20	$61.57
Europe	82.18	57.69	69.99
Asia	71.30	53.60	79.63
Worldwide	63.64	46.10	64.05

Natural gas - per mcf
United States	$3.43	$3.56	$3.71
Europe	8.93	6.50	8.97
Asia and other	5.86	6.18	5.94
Worldwide	5.74	5.73	5.93

*	The after-tax losses from crude oil hedging activities were $82 million in the third quarter of 2011, $85 million in the third quarter of 2010 and $81 million in the second quarter of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2011	2010
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	78	74
Europe	86	83
Africa	70	117
Asia	14	14
Total	248	288

Natural gas liquids - barrels
United States	13	13
Europe	3	3
Asia	1	1
Total	17	17

Natural gas - mcf
United States	103	107
Europe	78	133
Asia and other	453	432
Total	634	672
Barrels of oil equivalent	371	417

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$97.71	$73.05
Europe	81.19	56.29
Africa	89.85	63.67
Asia	112.03	75.97
Worldwide	90.22	64.44

Crude oil - per barrel (excluding hedging)
United States	$97.71	$73.05
Europe	81.19	56.29
Africa	111.20	76.19
Asia	112.03	75.97
Worldwide	95.89	69.56

Natural gas liquids - per barrel
United States	$58.86	$46.49
Europe	78.09	57.28
Asia	74.18	60.15
Worldwide	63.70	48.84

Natural gas - per mcf
United States	$3.66	$3.91
Europe	8.64	5.67
Asia and other	5.85	6.21
Worldwide	5.84	5.74

*	The after-tax losses from crude oil hedging activities were $244 million for the nine months ended September 30, 2011 and $252 million for the nine months ended September 30, 2010.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Third	Third	Second
		Quarter	Quarter	Quarter
		2011	2010	2011
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(23)	$(78)	$(45)
Provision (benefit) for income taxes		-	(40)	(6)
Results of operations attributable to Hess Corporation		$(23)	$(38)	$(39)

Summary of Marketing and Refining Results
Refining		$(38)	$(50)	$(44)
Marketing		41	40	28
Trading		(26)	(28)	(23)
Results of operations attributable to Hess Corporation		$(23)	$(38)	$(39)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		222	253	228
Distillates		100	96	114
Residuals		53	56	56
Other		14	41	28
Total		389	446	426

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		297	408	303
HOVENSA - Hess 50% share		149	204	152
Port Reading		63	61	66

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	350 (a)	84.9%	81.6%	86.7%
FCC	150	79.2%	76.1%	77.8%
Coker	58	91.0%	73.0%	96.0%
Port Reading	70	90.0%	87.7%	93.6%

Retail Marketing
Number of retail stations (b)		1,358	1,360	1,356
Convenience store revenue (in millions of dollars) (c)		$316	$322	$305
Average gasoline volume per station (gallons per month) (c)		201	204	199

(a)	HOVENSA’s refining crude capacity was reduced to 350,000 from 500,000 barrels per day in the first quarter of 2011.
(b)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(c)	Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Nine Months
		2011	2010

Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$28	$24
Provision (benefit) for income taxes		51	(6)
Results of operations attributable to Hess Corporation		$(23)	$30

Summary of Marketing and Refining Results
Refining		$(130)	$(137)
Marketing		137	178
Trading		(30)	(11)
Results of operations attributable to Hess Corporation		$(23)	$30

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		226	247
Distillates		116	112
Residuals		65	66
Other		20	40
Total		427	465

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		288	392
HOVENSA - Hess 50% share		144	196
Port Reading		65	53

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	350 (a)	82.3%	78.4%
FCC	150	74.3%	69.5%
Coker	58	76.4%	80.0%
Port Reading	70	92.5%	75.4%

Retail Marketing
Number of retail stations (b)		1,358	1,360
Convenience store revenue (in millions of dollars) (c)		$899	$915
Average gasoline volume per station (gallons per month) (c)		195	198

(a)	HOVENSA’s refining crude capacity was reduced to 350,000 from 500,000 barrels per day in the first quarter of 2011.
(b)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(c)	Company operated only.